                                                                    Exhibit 10.6


                              BRAND SERVICES, INC.


                       FIRST AMENDMENT AND LIMITED WAIVER
                               TO CREDIT AGREEMENT



                  This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 3, 2004, and entered into by and among BRAND SERVICES, INC. ("BORROWER"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS"), JPMORGAN CHASE BANK, as syndication agent for Lenders (in such capacity "SYNDICATION AGENT"), CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT") and, together with J.P. Morgan Securities Inc. ("JPMSI"), joint lead arranger and book manager (collectively with JPMSI, in such capacity, the "CO-ARRANGERS"), and ANTARES CAPITAL CORPORATION and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents for Lenders (collectively, in such capacity, "CO-DOCUMENTATION AGENTS"), and, solely for purposes of Section 5 hereof, the CREDIT SUPPORT PARTIES LISTED ON THE SIGNATURE PAGES HEREOF, and is made with reference to that certain Credit Agreement dated as of October 16, 2002, by and among Borrower, Lenders, Syndication Agent, Administrative Agent, Co-Arrangers, and Co-Documentation Agents (as in effect on the date hereof, but prior to giving effect to this Amendment, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement as amended by this Agreement (the "AMENDED CREDIT AGREEMENT").



                                 R E C I T A L S



         WHEREAS, Borrower and Lenders desire to amend the Credit Agreement (i) to reduce the interest rate applicable to the Term B Loans, (ii) to increase the sublimit for Revolving Letters of Credit by an aggregate amount of $15,000,000,
(iii) to add a new synthetic letter of credit facility with an aggregate commitment of up to $15,000,000, (iv) to modify the permitted acquisitions covenant to permit the [Target] Acquisition, and (v) to make certain other amendments as set forth below, in each case on and subject to the terms, conditions and agreements set forth herein;



         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:



SECTION 1. AMENDMENTS TO CREDIT AGREEMENT



1.1      AMENDMENTS TO SECTION 1: DEFINITIONS



         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:



                  " "CREDIT-LINKED DEPOSIT" means, as to each Synthetic Letter of Credit Lender, the cash deposit made by such Synthetic Letter of Credit Lender pursuant to subsection 3.6A (or made by its (direct or indirect) predecessor in interest and acquired by such Synthetic Letter of Credit Lender upon assignment to it of all or any portion of another Synthetic Letter of Credit Lender's rights and obligations under such other Lender's Synthetic Letter of Credit Commitment pursuant to subsection 2.9 or 10.1B, as the case may be), as such deposit may be (i) reduced from time to time pursuant to the terms of this Agreement and (ii) reduced or increased from time to time pursuant to assignments to or by such Synthetic Letter of Credit Lender pursuant to subsection 2.9 or 10.1B. The initial amount of each Synthetic Letter of Credit Lender's Credit-Linked Deposit shall be equal to the amount of its Synthetic Letter of Credit Commitment on the First Amendment Effective Date (or on the date when it becomes a Synthetic Letter of Credit Lender pursuant to subsection 2.9 or 10.1B).";



                  " "FIRST AMENDMENT EFFECTIVE DATE" has the meaning ascribed to such term in the First Amendment to this Agreement.";



                  " "FIRST AMENDMENT TRANSACTION COSTS" means the fees, costs and expenses payable by Parent and its Subsidiaries on or before the First Amendment Effective Date in connection with the transactions contemplated by the First Amendment.";



                  " "INTEREST RATE DIFFERENTIAL" means an amount (expressed as a percentage per annum) determined from time to time by the Administrative Agent in consultation with the Borrower that represents the excess of the Adjusted LIBOR Rate at the time of determination over the rate of return per annum payable to the Synthetic Letter of Credit Lenders by the Administrative Agent on the Credit-Linked Deposits at such time. On the First Amendment Effective Date, the Interest Rate Differential is 0.10% per annum.";



                  " "LC FACILITY NOTES" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E(i)(1)(c) on the Closing Date and/or (ii) any promissory notes issued by Borrower pursuant to the second to last sentence of subsection 10.1B(i) in connection with assignments of the LC Facility Commitments and LC Facility Loans of any LC Facility Lenders, in each case substantially in the form of Exhibit VIII annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.";



                  " "LENDER DEPOSIT" means an LC Facility Certificate of Deposit or a Credit-Linked Deposit.";



                  " "SYNTHETIC LETTER OF CREDIT" or "SYNTHETIC LETTERS OF CREDIT" means Standby Letters of Credit issued or to be issued by Synthetic Letter of Credit Issuing Lenders pursuant to subsection 3.1.";



                  " "SYNTHETIC LETTER OF CREDIT COMMITMENT" means the commitment of a Synthetic Letter of Credit Lender to acquire participations in Synthetic Letters of Credit and make Synthetic Letter of Credit Loans pursuant to subsection 2.1A(vi), and "SYNTHETIC LETTER OF CREDIT COMMITMENTS" means such commitments of all Synthetic Letter of Credit Lenders in the aggregate.";



                  " "SYNTHETIC LETTER OF CREDIT EXPOSURE" , with respect to any Synthetic Letter of Credit Lender, means, as of any date of determination (i) prior to the termination of the

         Synthetic Letter of Credit Commitments, that Synthetic Letter of Credit Lender's Synthetic Letter of Credit Commitment, and (ii) after the termination of the Synthetic Letter of Credit Commitments, the sum of
         (a) the aggregate outstanding principal amount of the Synthetic Letter of Credit Loans of that Synthetic Letter of Credit Lender plus (b) in the event that Synthetic Letter of Credit Lender is a Synthetic Letter of Credit Issuing Lender, the aggregate Synthetic Letter of Credit Usage in respect of all Synthetic Letters of Credit issued by that Synthetic Letter of Credit Lender (in each case net of any participations purchased by other Synthetic Letter of Credit Lenders in such Synthetic Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Synthetic Letter of Credit Lender in any outstanding Synthetic Letters of Credit or any unreimbursed drawings under any Synthetic Letters of Credit.";



                  " "SYNTHETIC LETTER OF CREDIT ISSUING LENDER" means the Synthetic Letter of Credit Lender that agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B.";



                  " "SYNTHETIC LETTER OF CREDIT LENDER" means a Lender that has a Synthetic Letter of Credit Commitment and/or that has an outstanding Synthetic Letter of Credit Loan.";



                  " "SYNTHETIC LETTER OF CREDIT LOANS" means the loans deemed made by Synthetic Letter of Credit Lenders to Borrower pursuant to subsection 3.3B and subsection 3.3C.";



                  " "SYNTHETIC LETTER OF CREDIT NOTES" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E(iii) on the First Amendment Effective Date and/or (ii) any promissory notes issued by Borrower pursuant to the second to last sentence of subsection 10.1B(i) in connection with assignments of the Synthetic Letter of Credit Commitments and Synthetic Letter of Credit Loans of any Synthetic Letter of Credit Lenders, in each case substantially in the form of
         Exhibit VIII-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.";



                  " "SYNTHETIC LETTER OF CREDIT REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B(iii).";



                  " "SYNTHETIC LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Synthetic Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Synthetic Letters of Credit honored by Synthetic Letter of Credit Issuing Lenders and not theretofore reimbursed by Borrower."; and



                  " "[TARGET] ACQUISITION" means the acquisition of all or substantially all of the stock or assets (whether by merger, consolidation, purchase or otherwise) of [Target].";



                  " "[TARGET] ACQUISITION EFFECTIVE DATE" has the meaning ascribed to such term in subsection 7.3(xii).";

                  " "[TARGET] ACQUISITION DOCUMENTS" means all principal documents executed by Borrower and/or any of its Affiliates in connection therewith, in the form delivered to Administrative Agent and Lenders prior to the [Target] Acquisition Effective Date, with such modifications thereto prior to execution and delivery thereof as may be reasonably satisfactory to Administrative Agent, and as such documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under subsection 7.14C.";



                  " "TOTAL UTILIZATION OF SYNTHETIC LETTER OF CREDIT COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Synthetic Letter of Credit Loans plus (ii) the Synthetic Letter of Credit Usage.".



         B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Class", "Issuing Lender", "Letter of Credit", "Loan", "Pro Rata Share", "Requisite Class Lenders", and "Requisite Lenders" and inserting in lieu thereof the following definitions:



                           " "CLASS" means, as applied to Lenders, each of the following five classes of Lenders: (i) Lenders having Term B Loan Exposure, (ii) Lenders having Supplemental Term Loan Exposure, if any,
         (iii) Lenders having Revolving Loan Exposure, (iv) Lenders having LC Facility Exposure, and (v) Lenders having Synthetic Letter of Credit Exposure.";



                           " "ISSUING LENDER" means any Revolving Issuing Lender, LC Facility Issuing Lender or Synthetic Letter of Credit Issuing Lender.";



                           " "LETTER OF CREDIT" and "LETTERS OF CREDIT" means
         (i) Revolving Letters of Credit, (ii) LC Facility Letters of Credit and
         (iii) Synthetic Letters of Credit.";



                           " "LOAN" or "LOANS" means one or more of the Term B Loans, Supplemental Term Loans, Revolving Loans, Swing Line Loans, LC Facility Loans or Synthetic Letter of Credit Loans or any combination thereof.";



                           " "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Term B Loan Commitment or the Term B Loan of any Lender, the percentage obtained by dividing (x) the Term B Loan Exposure of that Lender by (y) the aggregate Term B Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Supplemental Term Loans of any Lender, the percentage obtained by dividing (x) the Supplemental Term Loan Exposure of that Lender by (y) the aggregate Supplemental Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Revolving Letters of Credit issued or participations therein deemed purchased by any Lender or any assignments of any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders,
         (iv) with respect to all payments, computations and other matters relating to the LC Facility Commitment or the LC Facility Loans of any LC Facility Lender or any LC Facility Letters of Credit issued or participations therein deemed purchased by any LC Facility Lender, the percentage obtained by dividing (x) the LC Facility Exposure of that LC Facility Lender by (y) the aggregate LC Facility Exposure of all Lenders, (v) with respect to all payments, computations and other matters relating to the Synthetic Letter of Credit Commitment or the Synthetic Letter of Credit Loans of any Synthetic Letter of Credit Lender or any Synthetic Letters of Credit issued or participations therein deemed purchased by any Synthetic Letter of Credit Lender, the percentage obtained by dividing (x) the Synthetic Letter of Credit Exposure of that Synthetic Letter of Credit Lender by (y) the aggregate Synthetic Letter of Credit Exposure of all Lenders, and (vi) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term B Loan Exposure of that Lender plus the Supplemental Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender plus the LC Facility Exposure of that Lender plus the Synthetic Letter of Credit Exposure of that Lender by
         (y) the sum of the aggregate Term B Loan Exposure of all Lenders plus the aggregate Supplemental Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders plus the aggregate LC Facility Exposure of all Lenders plus the aggregate Synthetic Letter of Credit Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (iii) and (iv) of the preceding sentence was set forth opposite the name of that Lender on Schedule 2.1 annexed to this Agreement as it was in effect on the Closing Date, and the Pro Rata Share of each Lender as of the First Amendment Effective Date for purposes of each of clauses (i), (iii), (iv) and (v) of the preceding sentence is set forth opposite the name of that Lender on Schedule 2.1 annexed to this Agreement as amended by the First Amendment.";



                           " "REQUISITE CLASS LENDERS" means, at any time of determination, (i) for Lenders holding Term B Loans, Lenders holding more than 50% of the aggregate Term B Loan Exposure of all Lenders,
         (ii) for Lenders holding Supplemental Term Loans, Lenders holding more than 50% of the aggregate Supplemental Term Loan Exposure of all Lenders, (iii) for Lenders holding Revolving Loan Commitments, Lenders holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders, (iv) for Lenders holding LC Facility Commitments, Lenders holding more than 50% of the aggregate LC Facility Exposure of all Lenders, and (v) for Lenders holding Synthetic Letter of Credit Commitments, Lenders holding more than 50% of the aggregate Synthetic Letter of Credit Exposure of all Lenders."; and



                           " "REQUISITE LENDERS" means Lenders having or holding more than 50% of the sum of the aggregate Term B Loan Exposure of all Lenders plus the aggregate Supplemental Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders plus the aggregate LC Facility Exposure of all Lenders plus the aggregate Synthetic Letter of Credit Exposure of all Lenders.".



         C. Subsection 1.1 of the Credit Agreement is hereby amended further (i) by inserting the word "Revolving" immediately before the text "Letters of Credit" in the first place where such text appears in clause (c) of the definition of "Revolving Loan Exposure", (ii) by inserting the text "LC" immediately following the word "REVOLVING" in the definition of "Revolving Reimbursement Date" and by re-alphabetizing such definition after giving effect to such insertion, and (iii) by inserting the text "second to" immediately before the text "last sentence" in clause (ii) of the definition of "Term B Notes".



         D. Subsection 1.1 of the Credit Agreement is hereby amended further by inserting the following text immediately before the period at the end of clause
(iv) of the definition of "Pro Forma Basis":



         "; provided that, notwithstanding anything to the contrary contained in such Regulation S-X, the pro forma adjustments disclosed to the Lenders as part of the December 10, 2003, meeting of the Lenders shall be permitted".



1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS



         A. The first sentence of subsection 2.1A of the Credit Agreement is hereby amended (i) by deleting the word "and" from the fourth place where it appears in such subsection and inserting a comma in lieu thereof and (ii) by inserting the text "and 2.1A(vi)" immediately following the text "2.1A(v)".



         B. Subsection 2.1A of the Credit Agreement is hereby amended further by inserting at the end thereof the following new clause (vi):



                  "(vi) Synthetic Letter of Credit Commitment. Each Synthetic Letter of Credit Lender severally agrees, subject to the limitations set forth in subsection 3.1A with respect to the Total Utilization of Synthetic Letter of Credit Commitments, (i) to acquire participations in Synthetic Letters of Credit pursuant to subsection 3.1C and (ii) to make Synthetic Letter of Credit Loans to Borrower pursuant to subsection 3.3B(iii) from time to time during the period from (and including) the First Amendment Effective Date to (with respect to Synthetic Letter of Credit Loans) but excluding the Revolving Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Synthetic Letter of Credit Commitments to be used for the purposes identified in subsection 2.5B. The amount of each Synthetic Letter of Credit Lender's Synthetic Letter of Credit Commitment as of the First Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Synthetic Letter of Credit Commitments as of the First Amendment Effective Date is $15,000,000; provided that the Synthetic Letter of Credit Commitments of Synthetic Letter of Credit Lenders shall be adjusted to give effect to any assignments of the Synthetic Letter of

         Credit Loan Commitments pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4. Each Synthetic Letter of Credit Lender's Synthetic Letter of Credit Commitment shall expire on the Revolving Loan Commitment Termination Date and all Synthetic Letter of Credit Loans and all other amounts owed hereunder with respect to the Synthetic Letter of Credit Loans and the Synthetic Letter of Credit Commitments shall be paid in full no later than that date. Synthetic Letter of Credit Loans may be prepaid from time to time pursuant to subsection 2.4B(i) without reducing the Synthetic Letter of Credit Commitments; provided, however, that the amount of each such prepayment shall be applied to replenish the Credit-Linked Deposits in accordance with subsection 2.4 except to the extent that a voluntary reduction of the Synthetic Letter of Credit Commitments is made simultaneously with such prepayment; and provided further that Synthetic Letter of Credit Loans may not be reborrowed except pursuant to subsection 3.3B(iii).".



         C. Subsection 2.1C of the Credit Agreement is hereby amended (i) by inserting the text "Synthetic Letter of Credit Loans," immediately following the text "LC Facility Loans," in the first sentence of such subsection, (ii) by inserting the text "or Synthetic Letter of Credit Lender" immediately following the text "LC Facility Issuing Lender" in the third sentence of such subsection and (iii) by inserting the text "or Synthetic Letter of Credit" immediately following the text "LC Facility Letter of Credit" in such third sentence.



         D. Subsection 2.1D of the Credit Agreement is hereby amended (i) by inserting the text "Synthetic Letter of Credit Commitment," immediately following the text "LC Facility Commitment," in the first sentence of such subsection and (ii) by inserting the text "Synthetic Letter of Credit Loans," immediately following the text "LC Facility Loans," in such first sentence.



         E. Subsection 2.1E of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:



                           "E. NOTES. At the request of any Lender, Borrower shall execute and deliver (i) on the Closing Date, and from time to time thereafter as required by subsection 10.1B(i), (1) to such Lender
         (a) if such Lender holds a Term B Loan, a Term B Note substantially in the form of Exhibit IV annexed hereto to evidence such Lender's Term B Loan and with other appropriate insertions, (b) if such Lender is a Revolving Lender, a Revolving Note substantially in the form of Exhibit VI annexed hereto to evidence such Lender's Revolving Loans, in the principal amount of such Lender's Revolving Loan Commitment and with other appropriate insertions, and (c) if such Lender holds an LC Facility Commitment, an LC Facility Note substantially in the form of
         Exhibit VIII annexed hereto to evidence such Lender's LC Facility Loans, in the principal amount of such Lender's LC Facility Commitment, and (2) to the Swing Line Lender, if the requesting Lender is the Swing Line Lender, a Swing Line Note substantially in the form of Exhibit VII annexed hereto to evidence the Swing Line Lender's Swing Line Loans, in the principal amount of the Swing

         Line Loan Commitment and with other appropriate insertions, (ii) on the date of the making of each Supplemental Term Loan, and from time to time thereafter as required by subsection 10.1B(i), if such Lender holds a Supplemental Term Loan Commitment, a Supplemental Term Note substantially in the form of Exhibit V annexed hereto to evidence such Lender's Supplemental Term Loan, in the principal amount of such Lender's Supplemental Term Loan and with other appropriate insertions, and (iii) on the First Amendment Effective Date, and from time to time thereafter as required by subsection 10.1B(i), if such Lender holds a Synthetic Letter of Credit Commitment, a Synthetic Letter of Credit Note substantially in the form of Exhibit VIII-A annexed hereto to evidence such Lender's Synthetic Letter of Credit Loans, in the principal amount of such Lender's Synthetic Letter of Credit Commitment.".



         F. Subsection 2.2A of the Credit Agreement is hereby amended by inserting the text ", each Synthetic Letter of Credit Loan" immediately following the text "each LC Facility Loan" in the first sentence of such subsection.



         G. Subsection 2.2A(ii) of the Credit Agreement is hereby amended (i) by deleting the text "the Term B Loans and" from the first sentence of such subsection, (ii) by deleting the text "Term B Loans and the LC Facility Loan" from the proviso at the end of such subsection and inserting in lieu thereof the text "LC Facility Loans", (iii) by deleting the text "Term B Loans that are Base Rate Loans" from such proviso and inserting in lieu of such deleted text the text "LC Facility Loans that are Base Rate Loans", and (iv) by inserting the following text at the end of such subsection:



                  "Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Term B Loans and the Synthetic Letter of Credit Loans shall bear interest through maturity as follows:



                  (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio for the four Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iv); or



                  (b) if a LIBOR Rate Loan, then at the sum of the Adjusted LIBOR Rate plus the LIBOR Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio for the four Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iv):



                        CONSOLIDATED         LIBOR RATE               BASE
                       LEVERAGE RATIO          MARGIN              RATE MARGIN
                       --------------        ----------            -----------
Greater than
or equal to              3.50:1.00             3.25%                  2.00%

Less than                3.50:1.00             3.00%                  1.75%

         H. Subsection 2.2D of the Credit Agreement is hereby amended by inserting the text ", Synthetic Letter of Credit Loans" immediately following the text "LC Facility Loans".



         I. Subsection 2.4B(i) of the Credit Agreement is hereby amended by inserting the following sentence at the end of such subsection:



         "Notwithstanding anything to the contrary contained herein (other than the proviso at the end of this sentence), in the event that, at any time or times during the period commencing on the First Amendment Effective Date and ending on (and including) the first anniversary thereof, all or any portion of the principal amount of the Term Loans is prepaid under this subsection 2.4B(i), then Borrower shall pay to the Lenders holding Term Loans a prepayment premium equal to 1.00% of the principal amount of the Term Loans so prepaid; provided, however, that if Lenders holding Term Loans waive all or any portion of a mandatory prepayment under subsection 2.4B(iii) and the Borrower elects to make a voluntary prepayment of the Term Loans in the amount of such waived portion of a mandatory prepayment, then no prepayment premium shall be required with respect to such voluntary prepayment (to the extent that it does not exceed the amount of such waived portion of a mandatory prepayment)."



         J. Subsection 2.4B(ii) of the Credit Agreement is hereby amended (i) by inserting the text "or Synthetic Letter of Credit Lender" immediately following the text "LC Facility Lender" in the first sentence of such subsection, (ii) by deleting the word "and" immediately before clause (b) of such subsection and inserting in lieu thereof a comma, and (iii) by inserting the following new clause (c) immediately before the period at the end of the first sentence in such subsection:



         ", and (c) the Synthetic Letter of Credit Commitments in an amount up to the amount by which the Synthetic Letter of Credit Commitments exceed the Total Utilization of Synthetic Letter of Credit Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Synthetic Letter of Credit Commitments shall be in an aggregate minimum amount of $1,000,000 and multiples of $500,000 in excess of that amount; and provided further that, notwithstanding anything to the contrary contained herein, in the event that, at any time or times during the period commencing on the First Amendment Effective Date and ending on (and including) the first anniversary thereof, the Synthetic Letter of Credit Commitments are terminated in whole or reduced in part under this subsection 2.4B(ii), then Borrower shall pay to the Synthetic Letter of Credit Lenders a termination or reduction premium equal to 1.00% of the entire amount of the Synthetic Letter of Credit Commitments (determined before giving effect to such termination), in the case of a termination in whole, or 1.00% of the amount by which the Synthetic Letter of Credit Commitments are so reduced, in the case of any reductions in part".



         K. Subsection 2.4B(ii) of the Credit Agreement is hereby amended further (i) by inserting the text "or Synthetic Letter of Credit Commitments" immediately following the text "LC Facility Commitment" in the first place in which it appears in the second sentence of such subsection, (ii) by inserting the text "or Synthetic Letter of Credit Commitment" immediately following the text "LC Facility Commitment" in the second place in which it appears in such second sentence of such subsection,
(iii) by inserting the text "or Synthetic Letter of Credit Lender" immediately following the text "LC Facility Lender" in such second sentence of such subsection, and (iv) by inserting the text "or Synthetic Letter of Credit Commitments" immediately following the text "LC Facility Commitment" in the third sentence of such subsection.



         L. Subsection 2.4B(iii) of the Credit Agreement is hereby amended by inserting the text "and/or the Synthetic Letter of Credit Commitments" immediately following the text "LC Facility Commitment" or "LC Facility Commitments" in each place where either such text appears in such subsection, other than in clause (h) of such subsection.



         M. Subsection 2.4B(iii) of the Credit Agreement is hereby amended further by inserting the following new subsection 2.4B(iii)(i) immediately following the period at the end of subsection 2.4B(iii)(h):



                  "(i) Prepayments Due to Reductions or Restrictions of Synthetic Letter of Credit Commitments. Borrower shall from time to time prepay the Synthetic Letter of Credit Loans to the extent necessary so that the Total Utilization of Synthetic Letter of Credit Commitments shall not at any time exceed the Synthetic Letter of Credit Commitments then in effect.".



         N. Subsection 2.4B(iv)(a) of the Credit Agreement is hereby amended (i) by inserting the text "and/or Synthetic Letter of Credit Loans" immediately following the text "LC Facility Loans" in clause second, (ii) by inserting the text "and the Synthetic Letter of Credit Loans" immediately following the text "LC Facility Loans" in both places where it appears in the second sentence of such subsection and (iii) by inserting the following new sentence immediately following the second sentence of such subsection:



         "Any voluntary prepayments of Synthetic Letter of Credit Loans shall, to the extent of the excess of the Synthetic Letter of Credit Commitments (determined after giving effect to any reductions of the Synthetic Letter of Credit Commitments occurring simultaneously with such prepayments) over the Total Utilization of Synthetic Letter of Credit Commitments, be retained by the Administrative Agent and applied to increase the amount of each Synthetic Letter of Credit Lender's Credit-Linked Deposit in an amount equal to such Synthetic Letter of Credit Lender's Pro Rata Share of such excess.".



         O. Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended (i) by inserting the text "and/or the Synthetic Letter of Credit Loans" immediately following the text "LC Facility Loans" in clause third, (ii) by inserting the text "and/or the Synthetic Letter of Credit Commitments" immediately following the text "LC Facility Commitments" in clause fourth, and (iii) by deleting the last sentence from such subsection in its entirety.



         P. Subsection 2.4B(iv)(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting the following text in lieu thereof:

                  "(d) Application of Mandatory Prepayments and Mandatory Commitment Reductions of Revolving Loans, LC Facility Loans and Synthetic Letter of Credit Loans. Any mandatory prepayments of the Revolving Loans, the LC Facility Loans or the Synthetic Letter of Credit Loans, as the case may be, pursuant to subsection 2.4B(iii) shall be applied to prepay the Revolving Loans, the LC Facility Loans and the Synthetic Letter of Credit Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof). Any mandatory reduction of Revolving Commitments, LC Facility Commitments and/or Synthetic Letter of Credit Commitments, as the case may be, pursuant to this subsection 2.4B shall be in proportion to each Revolving Lender's, LC Facility Lender's and Synthetic Letter of Credit Lender's Pro Rata Share, respectively. Any mandatory prepayments of Synthetic Letter of Credit Loans shall, to the extent of the excess of the Synthetic Letter of Credit Commitments (determined after giving effect to any reductions of the Synthetic Letter of Credit Commitments occurring simultaneously with such prepayments) over the Total Utilization of Synthetic Letter of Credit Commitments, be retained by the Administrative Agent and applied to increase the amount of each Synthetic Letter of Credit Lender's Credit-Linked Deposit in an amount equal to such Synthetic Letter of Credit Lender's Pro Rata Share of such excess.".



         Q. Subsection 2.4B(iv)(e) of the Credit Agreement is hereby amended by inserting the text ", Synthetic Letter of Credit Loans" immediately following the text "Revolving Loans".



         R. Subsection 2.4C(iii) of the Credit Agreement is hereby amended by deleting the text "LC Facility Loans" in the second place where it appears in such subsection and inserting in lieu thereof the text "Synthetic Letter of Credit Loans, Swing Line Loans".



         S. Subsection 2.4D of the Credit Agreement is hereby amended (i) by inserting the text "C" immediately following the text "2.3" in clause (i) of such subsection, (ii) by deleting the word "whosoever" in clause (iii) of such subsection and inserting in lieu thereof the word "whomsoever", (iii) by renumbering clauses (ii) and (iii) of such subsection as clauses (v) and (vi), and (iv) by inserting the following new clauses (ii), (iii) and (iv):



                  "(ii) thereafter, to the payment of accrued fees described in subsection 2.3A or B or subsection 3.2 and accrued interest, in each case for the ratable benefit of the Lenders to whom such fees and interest are owed;



                  (iii) thereafter, to the payment of the principal amount of Swing Line Loans held by the Swing Line Lender in its capacity as such (including, without limitation, the payment of all unpaid amounts owing to the Swing Line Lender under subsections 2.1A(iii)(b) or (c), but excluding the Swing Line Lender's Pro Rata Share of assignments of Swing Line Loans that have been purchased under subsection 2.1A(iii)(c)), the posting of cash collateral for Letters of Credit pursuant to Section 8, and the reimbursement of the Issuing Lenders for all unpaid amounts owing to the Issuing Lenders under subsection 3.3C(i), until all such Swing Line Loans (including, without limitation, all unpaid amounts owing to the Swing Line Lender under subsections 2.1A(iii)(b) or (c)) have been fully repaid, cash collateral in an aggregate amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding has been posted with the Administrative Agent pursuant to the terms of the Security Agreement, and all amounts owing under subsection 3.3C(i) have been fully paid, in each case for the ratable benefit of the Swing Line Lender and the Issuing Lenders;



                  (iv) thereafter, to the payment of the principal amount of all Loans other than Swing Line Loans, and to the principal amount of assignments of Swing Line Loans that have been purchased under subsection 2.1A(iii)(c), in each case for the ratable benefit of the Lenders (including, without limitation, the Swing Line Lender in its capacity as a Revolving Lender);".



         T. Subsection 2.9 of the Credit Agreement is hereby amended (i) by inserting the text "an amount equal to the amount of its LC Facility Certificates of Deposit and its Credit-Linked Deposit (if any) and" immediately following the word "including" in clause (1) of the proviso in such subsection, and (ii) by inserting the following text at the end of such subsection:



         "Without the consent of the Administrative Agent, (I) the LC Facility Certificate of Deposit funded by any LC Facility Lender shall not be released in connection with any assignment of its LC Facility Commitment, but shall instead be purchased by the relevant assignee and continue to be held for application (if not already applied) pursuant to subsections 3.3B(ii) and 3.3C(i)(b) in respect of such assignee's obligations under the LC Facility Commitment assigned to it and (II) the Credit-Linked Deposit funded by any Synthetic Letter of Credit Lender shall not be released in connection with any assignment of its Synthetic Letter of Credit Commitment, but shall instead be purchased by the relevant assignee and continue to be held for application (if not already applied) pursuant to subsections 3.3B(iii) and 3.3C(i)(c) in respect of such assignee's obligations under the Synthetic Letter of Credit Commitment assigned to it.".



1.3      AMENDMENT TO SECTION 3: LETTERS OF CREDIT



         A. Subsection 3.1A(i)(b) of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" contained therein and substituting "$35,000,000" therefor.



         B. Subsection 3.1A(i)(f) of the Credit Agreement is hereby amended by deleting the text "LC" from such subsection.



         C. Subsection 3.1A of the Credit Agreement is hereby amended by inserting the following new subsection 3.1A(iii) at the end thereof:



                  "(iii) Synthetic Letters of Credit. In addition, Borrower may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the First Amendment Effective Date to but excluding the 30th day prior to the Revolving Loan Commitment Termination Date, that one or more Synthetic Letter of Credit Lenders issue Synthetic Letters of Credit payable on a sight basis for the account of Borrower for the purposes specified in the definition of Standby Letters of Credit. Subject to the terms and conditions of this

         Agreement and in reliance upon the representations and warranties of Borrower herein set forth, any one or more Synthetic Letter of Credit Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letter of Credit in accordance with the provisions of this subsection 3.1; provided that Borrower shall not request that any Synthetic Letter of Credit Lender issue (and no Synthetic Letter of Credit Lender shall issue):



                           (a) any Synthetic Letter of Credit if, after giving
                  effect to such issuance, the Total Utilization of Synthetic Letter of Credit Commitments would exceed the lesser of (1) the Synthetic Letter of Credit Commitments then in effect and
                  (2) the aggregate amount of the Credit-Linked Deposits outstanding at such time;



                           (b) any Synthetic Letter of Credit having an
                  expiration date later than the earlier of (1) ten days prior to the Revolving Loan Commitment Termination Date and (2) the date which is one year from the date of issuance of such Synthetic Letter of Credit; provided that the immediately preceding clause (2) shall not prevent any Issuing Lender from agreeing that a Synthetic Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Synthetic Letter of Credit Issuing Lender elects not to extend for any such additional period; and provided, further, that such Synthetic Letter of Credit Issuing Lender shall elect not to extend such Synthetic Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Synthetic Letter of Credit Issuing Lender must elect whether or not to allow such extension;



                           (c) any Synthetic Letter of Credit issued for the
                  purpose of supporting (1) trade payables or (2) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the bankruptcy Code); or



                           (d) any Synthetic Letter of Credit denominated in a
                  currency other than Dollars.".



         D. Subsection 3.1B(iii) of the Credit Agreement is hereby amended (i) by deleting the word "and" immediately before clause (b) of such subsection and inserting a semicolon in lieu thereof and (ii) by inserting immediately before the period at the end thereof the following text:



         "; and (c) upon receipt by a proposed Synthetic Letter of Credit Issuing Lender of a Request for Issuance pursuant to subsection 3.1B(i) requesting the issuance of a Synthetic Letter of Credit, (1) in the event Administrative Agent is the proposed Synthetic Letter of Credit Issuing Lender, Administrative Agent shall be the Synthetic Letter of Credit Issuing Lender with respect to such Synthetic Letter of Credit, notwithstanding the fact that the Synthetic Letter of Credit Usage with respect to such Synthetic Letter of Credit and with respect to all other Synthetic

         Letters of Credit issued by Administrative Agent, may exceed Administrative Agent's Synthetic Letter of Credit Commitment then in effect; and (2) in the event any other LC Facility Lender is the proposed Issuing Lender, such LC Facility Lender shall promptly notify Borrower and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Synthetic Letter of Credit, and (x) if such Synthetic Letter of Credit Lender so elects to issue such Synthetic Letter of Credit it shall be the Synthetic Letter of Credit Issuing Lender with respect thereto and (y) if such Synthetic Letter of Credit Lender fails to so promptly notify Borrower and Administrative Agent or declines to issue such Synthetic Letter of Credit, Borrower may request Administrative Agent or another Synthetic Letter of Credit Lender to be the Synthetic Letter of Credit Issuing Lender with respect to such Synthetic Letter of Credit in accordance with the provisions of this subsection 3.1B".



         E. Subsection 3.1B(v) of the Credit Agreement is hereby amended (i) by inserting the text "and Synthetic Letter of Credit Lenders" immediately following the text "LC Facility Lenders" in the caption of such subsection, (ii) by inserting the text "or Synthetic Letter of Credit Lender" immediately following the text "LC Facility Lender" in the second sentence of such subsection, and (iii) by inserting the text "or Synthetic Letter of Credit Lender's" immediately following the text "LC Facility Lender's" in such second sentence of such subsection.



         F. Subsection 3.1C of the Credit Agreement is hereby amended by inserting the following text immediately before the period at the end of the first sentence of such subsection:



         "; and (iii) each Synthetic Letter of Credit, each Synthetic Letter of Credit Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Synthetic Letter of Credit Issuing Lender a participation in such Synthetic Letter of Credit and any drawings honored thereunder in an amount equal to such Synthetic Letter of Credit Lender's Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder".



         G. Subsection 3.1C of the Credit Agreement is hereby amended further by inserting the word "Facility" immediately before the word "Certificates" in the last sentence of such subsection.



         H. Subsection 3.2 of the Credit Agreement is hereby amended (i) by deleting the text "Term B" in subsection 3.2(ii) and inserting in lieu thereof the text "LC Facility", (ii) by renumbering subsections 3.2(iii) and 3.2(iv) as subsections 3.2(iv) and 3.2(v), respectively, and (iii) by inserting the following new subsection 3.2(iii):



                  "(iii) with respect to any Synthetic Letter of Credit, (a) a fronting fee, payable directly to the applicable Synthetic Letter of Credit Issuing Lender for its own account, equal to 0.25% per annum of the daily amount available to be drawn under such Synthetic Letter of Credit and (b) a letter of credit facility fee, payable to Administrative Agent for the account of Synthetic Letter of Credit Lenders, equal to (1) the sum of (x) the applicable LIBOR Rate Margin for the Synthetic Letter of Credit Loans and (y) the Interest Rate Differential multiplied by (2) the daily amount of the difference between (x) the Synthetic Letter of Credit Commitments less (y) any outstanding Synthetic Letter of Credit Loans, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the last Business Day of March, June, September and December of each year and computed on the basis of a 360-day year for the actual number of days elapsed;".



         I. Subsection 3.2(iv) (determined after giving effect to the renumbering described above) of the Credit Agreement is hereby amended by deleting the text "clause (i) above" and inserting in lieu thereof the text "any of clauses (i) - (iii) above".



         J. Subsection 3.2(v) (determined after giving effect to the renumbering described above) of the Credit Agreement is hereby amended (i) by inserting the text "or clause (iii)(b)" immediately following the text "clause (ii)(b)" and
(ii) by inserting the text "or Synthetic Letter of Credit Lender" immediately following the text "LC Facility Lender".



         K. Subsection 3.3B(i) of the Credit Agreement is hereby amended by inserting the text "or before the Business Day immediately following the date on which such drawing is honored (the" immediately following the text "reimburse such Revolving Issuing Lender on".



         L. Subsection 3.3B of the Credit Agreement is hereby amended by inserting the following new subsection 3.3B(iii) at the end thereof:



                  "(iii) Reimbursement by Borrower of Amounts Paid Under Synthetic Letters of Credit. In the event a Synthetic Letter of Credit Issuing Lender has determined to honor a drawing under a Synthetic Letter of Credit issued by it, such Synthetic Letter of Credit Issuing Lender shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse such Synthetic Letter of Credit Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "SYNTHETIC LETTER OF CREDIT REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such payment; provided that, anything contained in this Agreement to the contrary notwithstanding, (a) unless Borrower shall have notified Administrative Agent and such Synthetic Letter of Credit Issuing Lender prior to 10:00 A.M. (New York City time) on the date such drawing is honored that Borrower intends to reimburse such Synthetic Letter of Credit Issuing Lender for the amount of such payment with funds other than the proceeds of Synthetic Letter of Credit Loans, Borrower shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Synthetic Letter of Credit Lenders to make Synthetic Letter of Credit Loans that are Base Rate Loans on the Synthetic Letter of Credit Reimbursement Date in an amount in Dollars equal to the amount of such payment and (b) subject to satisfaction or waiver of the conditions specified in subsection 4.3B, Synthetic Letter of Credit Lenders shall, on the Synthetic Letter of Credit Reimbursement Date, make Synthetic Letter of Credit Loans that are Base Rate Loans in the amount of such payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Synthetic Letter of Credit Issuing Lender for the amount of such payment;

         provided further, that each Synthetic Letter of Credit Lender hereby irrevocably authorizes the Administrative Agent to fund such Synthetic Letter of Credit Lender's Synthetic Letter of Credit Loans by withdrawing an amount equal to the amount of each of such Synthetic Letter of Credit Lender's Synthetic Letter of Credit Loans from such Synthetic Letter of Credit Lender's Credit-Linked Deposit; and provided further, that if for any reason proceeds of Synthetic Letter of Credit Loans are not received by such Synthetic Letter of Credit Issuing Lender on the Synthetic Letter of Credit Reimbursement Date in an amount equal to the amount of such payment, Borrower shall reimburse such Synthetic Letter of Credit Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such payment over the aggregate amount of such Synthetic Letter of Credit Loans, if any, which are so received. Nothing in this subsection 3.3B(iii) shall be deemed to relieve any Synthetic Letter of Credit Lender from its obligation to make Synthetic Letter of Credit Loans on the terms and conditions set forth in this Agreement, and Borrower shall retain any and all rights it may have against any Synthetic Letter of Credit Lender resulting from the failure of such Synthetic Letter of Credit Lender to make such Synthetic Letter of Credit Loans under this subsection 3.3B.".



         M. Subsection 3.3C(i) of the Credit Agreement is hereby amended by inserting at the end thereof the following new subsection 3.3C(i)(c):



                  "(c) Payment by Synthetic Letter of Credit Lenders. In the event that Borrower shall fail for any reason to reimburse any Synthetic Letter of Credit Issuing Lender as provided in subsection 3.3B(iii) in an amount equal to the amount of any payment by such Synthetic Letter of Credit Issuing Lender under a Synthetic Letter of Credit issued by it, such Synthetic Letter of Credit Issuing Lender shall promptly notify Administrative Agent, who will, upon request by any Synthetic Letter of Credit Lender, notify such Synthetic Letter of Credit Lender of the unreimbursed amount of such honored drawing and of such Synthetic Letter of Credit Lender's respective participation therein based on such Synthetic Letter of Credit Lender's Pro Rata Share. Each Synthetic Letter of Credit Lender hereby irrevocably authorizes the Administrative Agent to make such payment available to such Synthetic Letter of Credit Issuing Lender in an amount equal to such Synthetic Letter of Credit Lender's respective participation from such Synthetic Letter of Credit Lender's Credit-Linked Deposit. In the event that the Administrative Agent reasonably determines that applicable law or the order of any court or other Government Authority stays or prohibits the Administrative Agent from making available to such Synthetic Letter of Credit Issuing Lender on such business day the full amount of each Synthetic Letter of Credit Lender's participation in such Synthetic Letter of Credit as provided in this subsection 3.3C(i)(c), such Synthetic Letter of Credit Issuing Lender shall, without further act, become the owner of, and succeed to the rights of such Synthetic Letter of Credit Lender with respect to, a portion of such Synthetic Letter of Credit Lender's Credit-Linked Deposit in an amount equal to the amount of the portion of such participation not so made available, together with all interest, fees, amounts payable pursuant to subsection 3.6D and all other amounts payable thereon. Nothing in this subsection 3.3C(i)(c) shall be deemed to prejudice the right of any Lender to recover from any Synthetic Letter of Credit Issuing Lender any amounts made available by such Synthetic Letter of Credit Lender to such Synthetic Letter of Credit Issuing Lender pursuant to this subsection 3.3C(i)(c) in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Synthetic Letter of Credit by such Synthetic Letter of Credit Issuing Lender in respect of which payment was made by such Synthetic Letter of Credit Lender constituted gross negligence or willful misconduct on the part of such Synthetic Letter of Credit Issuing Lender.".



         N. Subsection 3.3C(ii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following text:



                  "(ii) Distribution to Lenders of Reimbursements Received From Borrower. (a) In the event that any Revolving Issuing Lender or LC Facility Issuing Lender shall have been reimbursed by other Revolving Lenders or LC Facility Lenders, as the case may be, pursuant to subsection 3.3C(i) for all or any portion of any payment by such Issuing Lender under a Revolving Letter of Credit or LC Facility Letter of Credit issued by it, such Issuing Lender shall distribute to the Administrative Agent on behalf of each other Revolving Lender or LC Facility Lender, as the case may be, that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such other Revolving Lender's Pro Rata Share or LC Facility Lender's Pro Rata Share, as the case may be, of all payments subsequently received by such Issuing Lender from Borrower in reimbursement of such payment under such Letter of Credit when such payments are received. Any such distribution shall be made to such other Revolving Lender or LC Facility Lender, as the case may be.



                  (b)(1) In the event that any Synthetic Letter of Credit Issuing Lender shall have been reimbursed by Synthetic Letter of Credit Lenders pursuant to subsection 3.3C(i) for all or any portion of any payment by such Issuing Lender under a Synthetic Letter of Credit issued by it, such Issuing Lender shall distribute to the Administrative Agent on behalf of each Synthetic Letter of Credit Lender that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Synthetic Letter of Credit Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Borrower in reimbursement of such payment under such Letter of Credit when such payments are received. Any such distribution shall, subject to the last sentence of this subsection 3.3C(ii)(b)(1), be made to such Synthetic Letter of Credit Lender. Any distribution to be made to the Synthetic Letter of Credit Lenders pursuant to this subsection 3.3C(ii)(b)(1) shall, to the extent of the excess of the Synthetic Letter of Credit Commitments over the Total Utilization of Synthetic Letter of Credit Commitments, be retained by the Administrative Agent and applied to increase the amount of each Synthetic Letter of Credit Lender's Credit-Linked Deposit in an amount equal to such Synthetic Letter of Credit Lender's Pro Rata Share of such excess.

                  (2) Without limiting the obligations of the Borrower under subsection 2.6D or subsection 3.6D, in the event that a drawing under a Synthetic Letter of Credit (A) that has been reimbursed with the proceeds of Synthetic Letter of Credit Loans that were funded by withdrawals from the Credit-Linked Deposits as provided in subsection 3.3B(iii) or (B) for which payment to the Synthetic Letter of Credit Issuing Lender by the Synthetic Letter of Credit Lenders has been funded by withdrawals from the Credit-Linked Deposits as provided in subsection 3.3C(i)(c), in either case shall be reimbursed by the Borrower on a day other than the last day of an interest period or period of investment applicable to the Credit-Linked Deposits, the Administrative Agent may elect to invest the amount so reimbursed in overnight or short-term cash equivalent investments until the end of the interest period or scheduled investment termination date at the time in effect and the Borrower shall pay to the Administrative Agent on the last day of such interest period or such scheduled investment termination date, the amount, if any, by which the interest accrued on a like amount of the Credit-Linked Deposits at the Adjusted LIBOR Rate for the interest period or period of investment in effect therefor shall exceed the interest actually earned through the investment of the amount so reimbursed for the period from the date of such reimbursement through the end of the applicable interest period or period of investment, as determined by the Administrative Agent in good faith (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) and set forth in the request for payment delivered to the Borrower. No delay in, or failure to deliver, any such request for payment by the Administrative Agent shall in any way relieve or diminish the obligations of the Borrower to pay to the Administrative Agent the amount of interest required to be paid as provided above in the preceding sentence. In the event that the Borrower shall fail to pay any amount due under this paragraph, the return payable by the Administrative Agent to the Synthetic Letter of Credit Lenders on their Credit-Linked Deposits under subsection 3.6B(iii) shall be reduced by a corresponding amount, and the Synthetic Letter of Credit Lenders shall, without further act, succeed to the rights of the Administrative Agent with respect to such amount due from the Borrower, ratably according to the amounts of their respective Credit-Linked Deposits.".



         O. Subsection 3.3D of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following text:



                  "D. INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.



                  (i) Payment of Interest by Borrower. Borrower agrees to pay to each Issuing Lender, with respect to payments under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such payment from the date a drawing is honored to but excluding the date such amount is reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans, LC Facility Loans or Synthetic Letter of Credit Loans pursuant to subsection 3.3B) at a rate equal to (a) with respect to Revolving Letters of Credit, (1) for the period from the date such drawing is honored to but excluding the Revolving LC Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (2) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans, (b) with respect to LC Facility Letters of Credit, (1) for the period from the date such drawing is honored to but excluding the LC Facility Letter of Credit Reimbursement Date, the rate then in effect under this Agreement with respect to Term B Loans that are Base Rate Loans and (2) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Term B Loans that are Base Rate Loans, and (c) with respect to Synthetic Letters of Credit, (1) for the period from the date such drawing is honored to but excluding the Synthetic Letter of Credit Reimbursement Date, the rate then in effect under this Agreement with respect to Term B Loans that are Base Rate Loans and (2) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Term B Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.



                  (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a payment under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to Administrative Agent on behalf of each other Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender, as the case may be, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such payment (including any such reimbursement out of the proceeds of Revolving Loans, LC Facility Loans or Synthetic Letter of Credit Loans pursuant to subsection 3.3B), the amount that such other Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender, as the case may be, would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Revolving Lenders, LC Facility Lenders or Synthetic Letter of Credit Lenders, as the case may be, pursuant to subsection 3.3C(i) for all or any portion of such payment, such Issuing Lender shall distribute to Administrative Agent on behalf of each other Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender, as the case may be, that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such other Revolving Lender's Pro Rata Share, LC Facility Lender's Pro Rata Share or Synthetic Letter of Credit Lender's Pro Rata Share, as the case may be, of any interest received by such Issuing Lender in respect of that portion of such payment so reimbursed by other Revolving Lenders, LC Facility Lenders or Synthetic Letter of Credit Lenders, as the case may be, for the period from the date on which such Issuing Lender was so reimbursed by other Revolving Lenders, LC Facility Lenders or Synthetic Letter of Credit Lenders, as the case may be, to but excluding the date on which such portion of such payment is reimbursed by Borrower. Administrative Agent shall distribute any such amounts to a Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender, as the case may be.".



         P. Subsection 3.4 of the Credit Agreement is hereby amended by deleting the initial paragraph thereof and inserting in lieu of such paragraph the following text:



                           "The obligation of Borrower to reimburse each Revolving Issuing Lender, each LC Facility Lender and each Synthetic Letter of Credit Lender, as the case may be, for payments under the Letters of Credit issued by it, and to repay any Revolving Loans made by Revolving Lenders pursuant to subsection 3.3B(i), any LC Facility Loans made by LC Facility Lenders pursuant to subsection 3.3B(ii), and any Synthetic Letter of Credit Loans made by Synthetic Letter of Credit Lenders pursuant to subsection 3.3B(iii), as the case may be, and the obligations of Revolving Lenders, LC Facility Lenders and Synthetic Letter of Credit Lenders, as the case may be, under subsection 3.3C(i)(a), 3.3C(i)(b) and 3.3C(i)(c), respectively, shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:".



         Q. Subsection 3.4 of the Credit Agreement is hereby amended further by deleting clause (ii) thereof and inserting in lieu of such clause (ii) the following text:



                           "(ii) the existence of any claim, set-off, defense or
                  other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender or any other Person or, in the case of a Revolving Lender, LC Facility Lender or Synthetic Letter of Credit Lender, against Borrower, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);".



         R. Section 3 of the Credit Agreement is hereby amended by inserting the following new subsection 3.6 at the end thereof:



                  "3.6     LENDER DEPOSITS.



                           A. CREDIT-LINKED DEPOSITS. On the First Amendment Effective Date, each Synthetic Letter of Credit Lender shall pay to the Administrative Agent such Synthetic Letter of Credit Lender's Credit-Linked Deposit. The Credit-Linked

         Deposits shall be held by the Administrative Agent in (or credited to) one or more operating and/or investment accounts of, and established by, the Administrative Agent under its sole and exclusive control and maintained at the office of the Administrative Agent located at 11 Madison Avenue, New York, New York 10010 (or such other office as the Administrative Agent shall from time to time designate to the Synthetic Letter of Credit Lenders). The Administrative Agent shall use the Credit-Linked Deposits (i) to fund the Synthetic Letter of Credit Loans on behalf of the Synthetic Letter of Credit Lenders pursuant to subsection 3.3B(iii) and (ii) to fund the payments on behalf of the Synthetic Letter of Credit Lenders to be made to the Synthetic Letter of Credit Issuing Lenders as (and to the extent) required by subsection 3.3C(i)(c). The Administrative Agent shall not be required to return any portion of a Credit-Linked Deposit to the holder of such Credit-Linked Deposit unless either (I) the Synthetic Letter of Credit Commitments have been terminated and either (A) all Synthetic Letters of Credit have been cancelled and returned to the respective Issuing Lender or (B) pursuant to Section 8 the Borrower has provided cash collateral in accordance with the Security Agreement for the maximum amount that may at any time be drawn under all Synthetic Letters of Credit then outstanding or (II) the Synthetic Letter of Credit Commitments have been reduced and, as a result of such reduction, the amount of such Synthetic Letter of Credit Lender's Credit-Linked Deposit exceeds the greater of (A) the amount of such Synthetic Letter of Credit Lender's Synthetic Letter of Credit Commitment and (B) the sum of such Synthetic Letter of Credit Lender's Pro Rata Share of the undrawn portion of all outstanding Synthetic Letters of Credit (to the extent of so much of such undrawn portion as has not been adequately secured by the posting of cash collateral by the Borrower in accordance with the Security Agreement) and such Synthetic Letter of Credit Lender's Pro Rata Share of all unreimbursed drawings under Synthetic Letters of Credit. No Person other than the Administrative Agent shall have a right of withdrawal from any Credit-Linked Deposit or any other right or power with respect to the Credit-Linked Deposits. Notwithstanding anything herein to the contrary, the obligation of each Synthetic Letter of Credit Lender to fund its participation in Synthetic Letters of Credit shall be satisfied in full upon the funding of its Credit-Linked Deposit (except that such obligation shall be restored in the event that the Administrative Agent reasonably determines that applicable law or the order of any Government Authority prohibits the Administrative Agent from using a Synthetic Letter of Credit Lender's Credit-Linked Deposit as described above due to the bankruptcy or insolvency of such Synthetic Letter of Credit Lender or due to any Lien in favor of creditors of such Synthetic Letter of Credit Lender).



                           B. USE AND INVESTMENT OF LENDER DEPOSITS. Each of the Administrative Agent, each Issuing Lender, each LC Facility Lender and each Synthetic Letter of Credit Lender hereby acknowledges and agrees
         (i) that each LC Facility Lender that purchases an LC Facility Certificate of Deposit and each Synthetic Letter of Credit Lender is funding its Lender Deposit to the Administrative Agent for application to fund such Lender's obligation to make LC Facility Loans or Synthetic Letter of Credit Loans in the manner contemplated by subsection 3.3B or to make available an amount equal to its respective participation in unreimbursed LC Facility Letters of Credit or Synthetic Letters of Credit in the manner contemplated by subsection 3.3C, (ii) that the Administrative Agent may invest the funds on deposit in the Lender Deposits in such investments as may be determined from time to time by the Administrative Agent in its discretion and
         (iii) that the Administrative Agent shall pay to each holder of a Credit-Linked Deposit a return on such Credit-Linked Deposit (except as otherwise provided in subsection 3.3C(ii)(b)(2) or subsection 3.6E) equal to the excess of the Adjusted LIBOR Rate for a 3-month interest period (or a shorter period, as necessary to avoid any interest period extending beyond the stated expiration date of the Synthetic Letter of Credit relating to such Credit-Linked Deposit) over the Interest Rate Differential, in arrears on the last day of the interest period applicable to such Credit-Linked Deposit (or, if earlier, the date on which an amount on deposit in such Credit-Linked Deposit is either (x) used to fund a payment under subsection 3.3B(iii) or 3.3C(i)(c), or (y) returned to the holder of such Credit-Linked Deposit).



                           C. OWNERSHIP OF LENDER DEPOSITS. Borrower shall have no right, title or interest in or to the Lender Deposits, it being acknowledged and agreed by the parties hereto that the funding of the Lender Deposits by the LC Facility Lenders and the Synthetic Letter of Credit Lenders and the application of the Lender Deposits in the manner contemplated by subsections 3.3B and 3.3C constitute agreements among the Administrative Agent, each Issuing Lender, each LC Facility Lender and each Synthetic Letter of Credit Lender with respect to the participations in the LC Facility Letters of Credit and the Synthetic Letters of Credit and do not constitute any loan or extension of credit to Borrower directly by the LC Facility Lenders or Synthetic Letter of Credit Lenders.



                           D. COMPENSATION FOR BREAKAGE AND OTHER COSTS. In the event that (i) a drawing is made under an LC Facility Letter of Credit or Synthetic Letter of Credit, (ii) an LC Facility Letter of Credit is cancelled or (iii) the face amount of an LC Facility Letter of Credit is reduced, in each case on a date other than the last day of an interest period or period of investment with respect to the Lender Deposits relating to such Letter of Credit, Borrower shall compensate Administrative Agent, upon written request by Administrative Agent pursuant to subsection 2.8, for all reasonable losses, expenses and liabilities (including any interest paid by Administrative Agent to lenders of funds borrowed by it to make or carry any payments to an Issuing Lender while any investments with respect to a Lender Deposit were being liquidated) that the Administrative Agent may sustain as a result of such event. In addition, Borrower shall pay to Administrative Agent from time to time upon demand the Administrative Agent's actual and reasonable administrative costs for investing the Lender Deposits. Without limiting the obligations of the Lenders under subsection 9.4 of this Agreement, and without limiting the obligations of Borrower under this paragraph, all amounts payable by Borrower under this paragraph shall be indemnified by the holders of the affected Lender Deposits in proportion to the amount of their respective affected Lender Deposits to the extent not paid by Borrower.



                           E. CHANGE IN CIRCUMSTANCES. If the Administrative Agent is not offering Dollar deposits (in the applicable amounts) in the London interbank market, or if the Administrative Agent determines that adequate and fair means do not exist for ascertaining the Adjusted LIBOR Rate for the Credit-Linked Deposits (or any part of any thereof), then the Credit-Linked Deposits (or such parts, as applicable) shall be invested so as to earn a return equal to the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.".



1.4      AMENDMENT TO SECTION 5: BORROWER'S REPRESENTATIONS AND WARRANTIES



         The first sentence of Section 5 of the Credit Agreement is hereby amended by inserting the text "or Synthetic Letter of Credit Lenders" immediately following the text "LC Facility Lenders".



1.5      AMENDMENTS TO SECTION 7: BORROWER'S NEGATIVE COVENANTS



         A. Subsection 7.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (x) thereof and inserting immediately after clause (xi) thereof the following clause (xii):



                  "and (xii) Borrower and its Subsidiaries may consummate the [Target] Acquisition only upon satisfaction of the following conditions: (1) on the date of consummation of such acquisition (such date being the "[TARGET] ACQUISITION EFFECTIVE DATE"), EBITDA attributable to the New Business or Person so acquired shall have a positive EBITDA for the four Fiscal Quarter period most recently ended (calculated, as applicable, in accordance with the definition of "Consolidated EBITDA" herein and clause (iv) of the definition of "Pro Forma Basis"); (2) the [Target] Acquisition shall occur no later than May 31, 2004; (3) the aggregate consideration paid (including, without limitation, the present value of payments required to be made after the [Target] Acquisition Effective Date, as determined reasonably and in good faith by Borrower) by Borrower and its Subsidiaries in connection with the [Target] Acquisition shall not exceed $30,000,000; (4) Borrower shall have complied with the requirements of subsections 6.8 and 6.9, to the extent applicable, on or promptly following the [Target] Acquisition Effective Date; (5) no more than 40% of the consideration paid by Borrower and its Subsidiaries in connection with the [Target] Acquisition shall be paid with the proceeds of the Revolving Loans; (6) Borrower shall have delivered a disclosure statement updating each of the Schedules to this Agreement and the other Loan Documents to reflect any material factual revisions or modifications to the information set forth therein resulting from such acquisition; provided that any such update which alters the substantive effect of any representation or warranty, covenant or any other term or condition of this Agreement or any other Loan Document or which discloses an event or circumstance that, in any case, would otherwise require the consent of Administrative Agent, Requisite Lenders or Lenders to such modification, event or circumstance, shall not constitute a modification of this Agreement or any other Loan Document or a permitted disclosure hereunder or thereunder, and shall not excuse any Event of Default or Potential Event of Default which may otherwise arise in connection therewith, without written consent required hereunder of Administrative Agent, Requisite Lenders or Lenders, as the case may be; (7) after giving effect to such acquisition (and any Indebtedness incurred in connection therewith),
         (A) the amount by which the Revolving Loans Commitments exceeds the Total Utilization of the Revolving Loan Commitments shall be at least $10,000,000, (B) Borrower and its Subsidiaries shall not be engaged in any business not permitted by subsection 7.11, (C) Borrower shall be in compliance on a pro forma basis with each of the financial covenants contained in subsection 7.6, (D) no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from such acquisition, and (E) Borrower shall have delivered to Administrative Agent an Officer's Certificate to the effect set forth in the foregoing clauses (A) through (D) and a Compliance Certificate to evidence clause (C); (9) the Administrative Agent shall be satisfied with its due diligence, including review of the [Target] Acquisition Documents; and (10) the Administrative Agent shall have received such other customary documents and information (including financial information and projections) in respect of such [Target] Acquisition as the Administrative Agent may reasonably deem appropriate.".



         B. Subsection 7.12 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 7.12C:



                  "C. AMENDMENT OF [TARGET] ACQUISITION DOCUMENTS. Neither Borrower nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any [Target] Acquisition Document after the First Amendment Effective Date if such amendment or waiver would reasonably be expected to be materially adverse to the interests of Borrower or Lenders, without in each case obtaining the prior written consent of Administrative Agent and Requisite Lenders to such amendment or waiver.".



1.6      AMENDMENT TO SECTION 8: EVENTS OF DEFAULT



         Section 8 of the Credit Agreement is hereby amended by inserting the text "or Synthetic Letter of Credit Lenders" immediately following the text "LC Facility Lenders" in the last proviso of such Section.



1.7      AMENDMENT TO SECTION 9: ADMINISTRATIVE AGENT



         Section 9.2B of the Credit Agreement is hereby amended by inserting the text "or the Synthetic Letter of Credit Usage" immediately following the text "LC Facility Letter of Credit Usage".



1.8      AMENDMENTS TO SECTION 10: MISCELLANEOUS



         A. Subsection 10.1A of the Credit Agreement is hereby amended by deleting the third sentence of such subsection in its entirety and inserting in lieu thereof the following text:

         "No sale, assignment or transfer or participation of any Revolving Letter of Credit, LC Facility Letter of Credit or Synthetic Letter of Credit, as the case may be, or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Revolving Lenders or in the LC Facility Commitment and the LC Facility Loans of the LC Facility Lenders or in the Synthetic Letter of Credit Commitment and the Synthetic Letter of Credit Loans of the Synthetic Letter of Credit Lenders, as the case may be, effecting such sale, assignment, transfer or participation.".



         B. Subsection 10.1B(i)(a) of the Credit Agreement is hereby amended (i) by inserting the text "or Synthetic Letter of Credit Exposure" immediately following the text "or LC Facility Exposure" and (ii) by inserting the text "or Synthetic Letter of Credit Loan" immediately following the text "LC Facility Loan".



         C. Subsection 10.1B(i)(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following text:



         "(e) (1) in the case of an assignment of all or a portion of an LC Facility Commitment of any Lender, Administrative Agent and each LC Facility Issuing Lender shall have given their prior written consent to such assignment and (2) in the case of an assignment of all or a portion of a Synthetic Letter of Credit Commitment of any Lender, Administrative Agent and each Synthetic Letter of Credit Issuing Lender shall have given their prior written consent to such assignment, and".



         D. Subsection 10.1B(i) of the Credit Agreement is hereby further amended by deleting the second to last sentence contained therein in its entirety and inserting in lieu thereof the following text:



         "The assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI, Exhibit VIII, or
Exhibit VIII-A annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term B Loans, Revolving Loans, Supplemental Term Loans, LC Facility Loans or Synthetic Letter of Credit Loans, as the case may be, of the assignee and/or the assigning Lender. Without the consent of the Administrative Agent, (I) the LC Facility Certificate of Deposit funded by any LC Facility Lender shall not be released in connection with any assignment of its LC Facility Commitment, but shall instead be purchased by the relevant assignee and continue to be held for application (if not already applied) pursuant to subsections 3.3B(ii) and 3.3C(i)(b) in respect of such assignee's obligations under the LC Facility Commitment assigned to it and (II) the Credit-Linked Deposit funded by any Synthetic Letter of Credit Lender shall not be released in connection with any assignment of its Synthetic Letter of Credit Commitment, but shall instead be purchased by the relevant assignee and continue to be held for application (if not already applied) pursuant to subsections 3.3B(iii) and

3.3C(i)(c) in respect of such assignee's obligations under the Synthetic Letter of Credit Commitment assigned to it.".



         E. Subsection 10.1B(iii) is hereby amended (i) by inserting the text ", Synthetic Letter of Credit Loan" immediately following the text "LC Facility Loan" in the second sentence thereof and (ii) by inserting the text ", Synthetic Letter of Credit Commitment" immediately following the text "LC Facility Commitment" in such sentence.



         F. Subsection 10.6 of the Credit Agreement is hereby amended by deleting clause (a)(2) of such subsection and inserting in lieu of such clause the text "(2) [intentionally omitted],".



         G. Subsection 10.6(a)(8) of the Credit Agreement is hereby amended by inserting the text "or (z) Synthetic Letter of Credit Lenders relating to the purchase of participations in Synthetic Letters of Credit" immediately following the text "LC Facility Letters of Credit".



1.9      SUBSTITUTION OF EXHIBITS AND SCHEDULES



         A. The Credit Agreement is hereby amended by adding a new Exhibit VIII-A to the Credit Agreement in the form of Exhibit VIII-A to this Amendment.



         B. Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new
Schedule 2.1 to the Credit Agreement in the form of Schedule 2.1 to this Amendment.



SECTION 2. LIMITED WAIVER



         A. Subject to the terms and conditions set forth herein, and in reliance on the representations and warranties of Borrower herein contained, but notwithstanding anything to the contrary contained in subsection 2.4B(iii)(e) of the Credit Agreement, the undersigned hereby agree that the Borrower may reduce the amount (if any) of the prepayment of the Loans and/or reduction of the Revolving Loan Commitments, the LC Facility Commitments and/or the Synthetic Letter of Credit Commitments, as the case may be, required under subsection 2.4B(iii)(e) for Fiscal Year 2003 by an amount not to exceed $25,000,000 (the "RETAINED AMOUNT"). The Retained Amount shall be used by the Borrower to fund all or a portion of the purchase price of the [Target] Acquisition (the "PERMITTED USE"); provided, however, that if any portion of the Retained Amount has not been applied to fund the Permitted Use on or prior to the earlier of the [Target] Acquisition Effective Date and May 31, 2004, the Borrower shall apply such unused portion of the Retained Amount on such earlier date to prepay the Loans and/or reduce the Revolving Loan Commitments, the LC Facility Commitments and/or the Synthetic Letter of Credit Commitments, as the case may be, permanently. Any prepayments or commitment reductions pursuant to the foregoing proviso shall be treated as prepayments or commitment reductions under subsection 2.4B(iii)(e) of the Credit Agreement for Fiscal Year 2003 for all purposes of the Credit Agreement and the other Loan Documents. The Borrower shall deliver an Officer's Certificate certifying as to the amount of the Retained Amount on or prior to the date when the prepayments and/or commitment reductions (if any) required under subsection 2.4B(iii)(e) of the Credit Agreement are required to be made, and shall deliver another Officer's Certificate on or prior to the earlier of the [Target] Acquisition Effective Date and May 31, 2004, demonstrating the application of the Retained Amount to the

Permitted Use and/or to the prepayment of the Loans and/or the reduction of the Revolving Loan Commitments, the LC Facility Commitments or the Synthetic Letter of Credit Commitments.



         B. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Borrower with the provisions of subsection 2.4B(iii)(e) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:



                  (i) constitute a waiver of compliance by Borrower with respect to (a) subsection 2.4B(iii)(e) of the Credit Agreement in any other instance or (b) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the [Target] Acquisition or otherwise); or



                  (ii) prejudice any right or remedy that Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.



                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.



SECTION 3. CONDITIONS TO EFFECTIVENESS



         Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):



         A. CORPORATE DOCUMENTS. On or before the First Amendment Effective Date, Borrower, Parent, and each Material Subsidiary (each a "CREDIT PARTY") shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:



                  (i) An Officer's Certificate of such Credit Party (a) certifying that the Organizational Documents of such Credit Party, as delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended or modified in any respect since the Closing Date, or (b) enumerating all amendments to the Organizational Documents of such Credit Party made from the Closing Date and attaching true, correct and complete copies of such amendments, certified as such by an Officer of such Credit Party;



                  (ii) Resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iii) Signature and incumbency certificates of the officers of such Person executing this Amendment; and



                  (iv) Executed originals of this Amendment from the Borrower and the Credit Support Parties (as defined below).



         B. ISSUANCE OF NOTES. To the extent requested by any Lender having new Commitments, Borrower shall have duly authorized, executed and delivered to Administrative Agent, for distribution to such Lender, new Notes to reflect the new Commitments and/or outstanding LC Facility Loans or Synthetic Letter of Credit Loans of such Lender.



         C. OPINION OF COUNSEL. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Mayer, Brown, Rowe & Maw, counsel for Borrower, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date, with respect to the enforceability of the Amended Agreement and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.



         D. LEGAL FEES AND OTHER AMOUNTS OWING TO AGENTS. Borrower shall have paid to each Agent all amounts owing to such Agent (other than amounts owing to such Agent solely in its capacity as a Lender or Issuing Lender) as of such date under subsection 10.2 of the Credit Agreement or otherwise, to the extent then invoiced, including, without limitation, all of such Agent's reasonable costs and expenses as described in subsection 10.2 of the Credit Agreement (including, without limitation, the reasonable fees, expenses and disbursements of O'Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto.



         E. COMPLETION OF PROCEEDINGS. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel.



         F. NOTIFICATION OF EXECUTION. Receipt by Administrative Agent and Borrower of written or telephonic notice that the Borrower, Agents, Credit Support Parties, and a sufficient percentage of the Lenders to approve this Amendment in accordance with subsection 10.6 of the Credit Agreement have each executed this Amendment and authorized its delivery.



SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES



                  In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender:



         A. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by the Amended Credit Agreement;



         B. the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower;

         C. the execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Parent or any of its Subsidiaries, the Organizational Documents of Parent or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Parent or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or as otherwise permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except, in each case, to the extent such violation, conflict, breach, Lien or failure to obtain such approval or consent could not reasonably be expected to result in a Material Adverse Effect;



         D. the execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement do not and will not require any Governmental Authorization, except as has been duly obtained and is in full force and effect unless the failure to obtain such Governmental Authorization could not reasonably be expected to have a Material Adverse Effect;



         E. this Amendment and the Amended Credit Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (whether considered in a proceeding in equity or at law) relating to enforceability;



         F. the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the First Amendment Effective Date (as defined below) to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and



         G. no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.



SECTION 5. ACKNOWLEDGEMENT AND CONSENT



         Parent and each Subsidiary of Borrower (each individually a "CREDIT SUPPORT PARTY" and collectively, the "CREDIT SUPPORT PARTIES") hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.



         Parent and each Subsidiary of Borrower acknowledges and agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.



SECTION 6. MISCELLANEOUS



         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.



                  (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.



                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; provided, however, that the Lenders party hereto do hereby authorize the Administrative Agent to enter into, and the Borrower hereby covenants and agrees to execute and deliver within 10 days (or such longer number of days as the Administrative Agent may permit in its sole discretion) after the First Amendment Effective Date, amendments and supplements, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, of the Collateral Documents (including, without limitation, amendments to the Mortgages in recordable form, and amended title insurance policies), and to pay all filing and recording fees, title insurance premiums, and other reasonable costs, in each case to the extent necessary or desireable (as determined reasonably by the Administrative Agent) to ensure that the perfected Lien of the Administrative Agent as agent for and representative of the Lenders will continue to secure the full amount of all Obligations after giving effect to this Amendment.



                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.



         B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent or its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.



         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW.



         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective on the date when counterparts hereof signed by the Borrower, Agents, Credit Support Parties, and a sufficient percentage of the Lenders to approve this Amendment in accordance with subsection 10.6 of the Credit Agreement shall have been delivered to Administrative Agent (including, without limitation, delivery via facsimile or electronic mail).



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



BORROWER:



                                        BRAND SERVICES, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



CREDIT SUPPORT PARTIES:                 BRAND INTERMEDIATE HOLDINGS, INC.
(for purposes of Section 5 only)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BRAND SCAFFOLD BUILDERS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CREDIT SUPPORT PARTIES:                 BRAND SCAFFOLD RENTAL & ERECTION, INC.
(for purposes of Section 5 only)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        HIGHTOWER STAFFING, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        BRAND SCAFFOLD SERVICES, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        BRAND STAFFING SERVICES, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CREDIT SUPPORT PARTIES:                 BRAND SPECIAL EVENTS, INC.
(for purposes of Section 5 only)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BRAND SCAFFOLD ERECTORS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SCAFFOLD BUILDING SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SKYVIEW STAFFING, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CREDIT SUPPORT PARTIES:                 BRANDCRAFT LABOR, INC.
(for purposes of Section 5 only)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SKYVIEW SAFETY SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        SCAFFOLD-JAX, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

CREDIT SUPPORT PARTIES:                 MIKE BROWN-GRANDSTANDS, INC.
(for purposes of Section 5 only)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        KWIKRIG, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON,
                                        ACTING THROUGH ITS CAYMAN
                                        ISLANDS BRANCH,
                                        as Administrative Agent, Co-Arranger and
                                        Lender



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        and



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK,
                                        as Syndication Agent



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        J.P. MORGAN SECURITIES INC.,
                                        as Co-Arranger



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Co-Documentation Agent and Lender



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ANTARES CAPITAL CORPORATION,
                                        as Co-Documentation Agent and Lender



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        APEX (IDM) CDO I, LTD



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BILL & MELINDA GATES FOUNDATION



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            as Investment Advisor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BRYN MAWR CLO, LTD.



                                        By: DEERFIELD CAPITAL MANAGEMENT LLC,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CHASE LINCOLN FIRST COMMERCIAL
                                        CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT AGRICOLE INDOSUEZ



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        and



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DENALI CAPITAL CLO I LTD



                                        By: DENALI CAPITAL LLC,
                                            Managing Member of DC Funding
                                            Partners, Portfolio Manager for
                                            Denali Capital CLO I, Ltd., or an
                                            affiliate



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DENALI CAPITAL CLO II LTD



                                        By: DENALI CAPITAL LLC,
                                            Managing Member of DC Funding
                                            Partners, Portfolio Manager for
                                            Denali Capital CLO II, Ltd., or an
                                            affiliate



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     DRYDEN III - LEVERAGED LOAN CDO 2002



                                     By: PRUDENTIAL INVESTMENT MANAGEMENT, INC.,
                                         as Collateral Manager



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    DRYDEN LEVERAGED LOAN CDO 2002-II



                                    By: PRUDENTIAL INVESTMENT MANAGEMENT, INC.,
                                        as Collateral Manager



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                        FLAGSHIP CLO II



                                        By: FLAGSHIP CAPITAL MANAGEMENT, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FOREST CREEK CLO, LTD.



                                        By: DEERFIELD CAPITAL MANAGEMENT LLC,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FRANKLIN CLO III LTD



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FRANKLIN CLO IV LTD



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FRANKLIN FLOATING RATE TRUST



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP



                                       By: GOLDENTREE ASSET MANAGEMENT, LP



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      GOLDENTREE HIGH YIELD OPPORTUNITIES II, LP



                                      By: GOLDENTREE ASSET MANAGEMENT, LP



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                        GOLDENTREE LOAN OPPORTUNITIES I, LTD.



                                        By: GOLDENTREE ASSET MANAGEMENT, LP



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        HEWETT'S ISLAND CDO LTD



                                        By: CYPRESSTREE INVESTMENT MANAGEMENT
                                            COMPANY, INC.,
                                            as Portfolio Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ING PRIME RATE TRUST



                                        By: AELTUS INVESTMENT MANAGEMENT, INC.,
                                            as its Investment Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ING SENIOR INCOME FUND



                                        By: AELTUS INVESTMENT MANAGEMENT, INC.,
                                            as its Investment Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK,
                                        as trustee of the Antares Funding Trust
                                        created under the Trust Agreement dated
                                        as of November 30, 1999



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LOAN FUNDING CORP THC LTD



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LONG LANE MASTER TRUST IV



                                        By: FLEET NATIONAL BANK,
                                            as Trust Administrator



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MADISON AVENUE CDO IV LTD



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MAPLEWOOD (CAYMAN) LIMITED



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            under delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company, as Investment Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MARINER CDO 2002, LTD.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            its Investment Advisor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MERRILL LYNCH CAPITAL,
                                        A DIVISION OF MERRILL LYNCH BUSINESS
                                        FINANCIAL SERVICES, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        METROPOLITAN LIFE INSURANCE COMPANY



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MUIRFIELD TRADING LLC



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        NATEXIS BANQUES POPULAIRES



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        and



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        and



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PROVIDENT BANK



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ROSEMONT CLO, LTD.



                                        By: DEERFIELD CAPITAL MANAGEMENT LLC,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SEABOARD CLO 2000 LTD.



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SEQUILS - CUMBERLAND I, LTD.



                                        By: DEERFIELD CAPITAL MANAGEMENT LLC,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SEQUILS - GLACE BAY, LTD.



                                        By: ROYAL BANK OF CANADA,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SIERRA CLO I LTD



                                        By: CENTRE PACIFIC, LLC,
                                            its Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        STONE TOWER CLO LTD



                                        By: STONE TOWER DEBT ADVISORS LLC,
                                            as its Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SUFFIELD CLO, LIMITED



                                        By: DAVID L. BABSON & COMPANY INC.,
                                            as Collateral Manager



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  SCHEDULE 2.1



                              Lenders' Commitments



Lenders' Commitments as of the Closing Date:



                                            Term B Loan       Revolving Loan       LC Facility
          Lender                             Commitment         Commitment          Commitment           Total
---------------------------                ---------------   ----------------     --------------    ---------------
Credit Suisse First Boston,
Cayman Islands Branch                      $130,000,000.00     $27,500,000.00     $11,000,000.00    $168,500,000.00
                                                                                                    ---------------

Chase Lincoln First
Commercial Corporation                     $          0.00     $22,500,000.00     $ 9,000,000.00    $ 31,500,000.00
                                                                                                    ---------------

TOTAL                                      $130,000,000.00     $50,000,000.00     $20,000,000.00    $200,000,000.00
                                           ===============     ==============     ==============    ===============



The Term B Loans were made on the Closing Date and no further commitment to make Term B Loans exists after the Closing Date.



Lenders' Commitments and Outstanding Term B Loans as of the First Amendment Effective Date:



                                         Outstanding                                              Synthetic
                                          Principal                                               Letter of
                                         Balance of        Revolving Loan      LC Facility         Credit
          Lender                         Term B Loan         Commitment         Commitment        Commitment            Total
------------------------------         ---------------     --------------     --------------    --------------     ---------------
Credit Suisse First Boston,
Cayman Islands Branch                  $  5,709,812.04     $ 8,000,001.00     $ 8,000,000.00    $13,000,000.00     $ 34,709,813.04
                                                                                                                   ---------------
Antares Capital Corporation            $  2,854,906.11     $ 8,000,000.00     $ 2,000,000.00    $         0.00     $ 12,854,906.11
                                                                                                                   ---------------
Antares Funding Trust                  $  2,854,906.02     $         0.00     $         0.00    $         0.00     $  2,854,906.02
                                                                                                                   ---------------
Apex (IDM) CDO I, Ltd                  $  1,087,583.26     $         0.00     $         0.00    $         0.00     $  1,087,583.26
                                                                                                                   ---------------
Bill & Melinda Gates Foundation        $    271,895.80     $         0.00     $         0.00    $         0.00     $    271,895.80
                                                                                                                   ---------------
Bryn Mawr CLO, Ltd                     $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Commercial Corporation                 $          0.00     $ 7,999,999.00     $ 8,000,000.00    $         0.00     $ 15,999,999.00
                                                                                                                   ---------------
Credit Agricole Indosuez               $          0.00     $ 8,000,000.00     $         0.00    $         0.00     $  8,000,000.00
                                                                                                                   ---------------

                                                                    SCHEDULE 2.1



Lenders' Commitments and Outstanding Term B Loans as of the First Amendment Effective Date (Continued):



                                         Outstanding                                              Synthetic
                                          Principal                                               Letter of
                                         Balance of        Revolving Loan      LC Facility         Credit
          Lender                         Term B Loan         Commitment         Commitment        Commitment            Total
------------------------------         ---------------     --------------     --------------    --------------     ---------------
Denali Capital CLO I Ltd               $  2,379,088.35     $         0.00     $         0.00    $         0.00     $  2,379,088.35
                                                                                                                   ---------------
Denali Capital CLO II Ltd              $  3,330,723.70     $         0.00     $         0.00    $         0.00     $  3,330,723.70
                                                                                                                   ---------------
Dryden III -
Leveraged Loan CDO 2002                $  2,854,906.02     $         0.00     $         0.00    $         0.00     $  2,854,906.02
                                                                                                                   ---------------
Dryden
Leveraged Loan CDO 2002-II             $  2,854,906.02     $         0.00     $         0.00    $         0.00     $  2,854,906.02
                                                                                                                   ---------------
Flagship CLO II                        $  2,854,906.02     $         0.00     $         0.00    $         0.00     $  2,854,906.02
                                                                                                                   ---------------
Forest Creek CLO, Ltd.                 $  1,532,132.90     $         0.00     $         0.00    $         0.00     $  1,532,132.90
                                                                                                                   ---------------
Franklin CLO III Ltd                   $    951,635.34     $         0.00     $         0.00    $         0.00     $    951,635.34
                                                                                                                   ---------------
Franklin CLO IV Ltd                    $    951,635.34     $         0.00     $         0.00    $         0.00     $    951,635.34
                                                                                                                   ---------------
Franklin Floating Rate Trust           $    951,635.34     $         0.00     $         0.00    $         0.00     $    951,635.34
                                                                                                                   ---------------
Franklin Floating Rate Daily
Access Fund                            $    951,635.34     $         0.00     $         0.00    $         0.00     $    951,635.34
                                                                                                                   ---------------
General Electric Capital Corporation   $  9,516,353.42     $ 8,000,000.00     $ 2,000,000.00    $         0.00     $ 19,516,353.42
                                                                                                                   ---------------
GoldenTree High Yield Opportunities
I, LP                                  $  3,330,723.70     $         0.00     $         0.00    $         0.00     $  3,330,723.70
                                                                                                                   ---------------
GoldenTree High Yield Opportunities
II, LP                                 $  3,330,723.70     $         0.00     $         0.00    $         0.00     $  3,330,723.70
                                                                                                                   ---------------
GoldenTree Loan
Opportunities I, Ltd.                  $  4,758,176.71     $         0.00     $         0.00    $         0.00     $  4,758,176.71
                                                                                                                   ---------------
Hewett's Island CDO Ltd                $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
ING Prime Rate Trust                   $  3,806,541.37     $         0.00     $         0.00    $         0.00     $  3,806,541.37
                                                                                                                   ---------------
ING Senior Income Fund                 $    951,635.34     $         0.00     $         0.00    $         0.00     $    951,635.34
                                                                                                                   ---------------
Loan Funding Corp THC Ltd              $  4,758,176.71     $         0.00     $         0.00    $         0.00     $  4,758,176.71
                                                                                                                   ---------------
Long Lane Master Trust IV              $  8,564,718.07     $         0.00     $         0.00    $         0.00     $  8,564,718.07

                                                                    SCHEDULE 2.1



Lenders' Commitments and Outstanding Term B Loans as of the First Amendment Effective Date (Continued):



                                         Outstanding                                              Synthetic
                                          Principal                                               Letter of
                                         Balance of        Revolving Loan      LC Facility         Credit
          Lender                         Term B Loan         Commitment         Commitment        Commitment            Total
------------------------------         ---------------     --------------     --------------    --------------     ---------------
Madison Avenue CDO IV Ltd              $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Maplewood (Cayman) Limited             $  1,087,583.26     $         0.00     $         0.00    $         0.00     $  1,087,583.26
                                                                                                                   ---------------
Mariner CDO 2002, Ltd.                 $  3,806,541.37     $         0.00     $         0.00    $         0.00     $  3,806,541.37
                                                                                                                   ---------------
Massachusetts Mutual Life Insurance
Company                                $    271,895.80     $         0.00     $         0.00    $         0.00     $    271,895.80
                                                                                                                   ---------------
Merrill Lynch Capital                  $  6,661,447.39     $ 5,000,000.00     $         0.00    $ 2,000,000.00     $ 13,661,447.39
                                                                                                                   ---------------
Metropolitan Life Insurance Company    $  7,613,082.73     $         0.00     $         0.00    $         0.00     $  7,613,082.73
                                                                                                                   ---------------
Muirfield Trading LLC                  $    475,817.67     $         0.00     $         0.00    $         0.00     $    475,817.67
                                                                                                                   ---------------
Natexis Banques Populaires             $  4,762,946.82     $         0.00     $         0.00    $         0.00     $  4,762,946.82
                                                                                                                   ---------------
Olympic Funding Trust, Series 1999-1   $  2,745,456.03     $         0.00     $         0.00    $         0.00     $  2,745,456.03
                                                                                                                   ---------------
Prometheus Investment Funding
No. 2 Ltd.                             $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Provident Bank                         $  1,903,270.68     $ 5,000,000.00     $         0.00    $         0.00     $  6,903,270.68
                                                                                                                   ---------------
Rosemont CLO, Ltd.                     $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Seaboard CLO 2000 Ltd.                 $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Sequils - Cumberland I, Ltd.           $  2,854,906.02     $         0.00     $         0.00    $         0.00     $  2,854,906.02
                                                                                                                   ---------------
Sequils - Glace Bay, Ltd.              $  3,806,541.37     $         0.00     $         0.00    $         0.00     $  3,806,541.37
                                                                                                                   ---------------
Sierra CLO I, Ltd                      $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Stone Tower CLO Ltd                    $  1,903,270.68     $         0.00     $         0.00    $         0.00     $  1,903,270.68
                                                                                                                   ---------------
Suffield CLO, Limited                  $  1,087,583.26     $         0.00     $         0.00    $         0.00     $  1,087,583.26
                                                                                                                   ---------------
TOTAL                                  $123,712,594.46     $50,000,000.00     $20,000,000.00    $15,000,000.00     $208,712,594.46
                                       ---------------     --------------     --------------    --------------     ===============

                                 EXHIBIT VIII-A



                    [FORM OF SYNTHETIC LETTER OF CREDIT NOTE]



                         SYNTHETIC LETTER OF CREDIT NOTE



                              BRAND SERVICES, INC.



$_____________________(1)                                     New York, New York
                                                          _______________, 20___



                  FOR VALUE RECEIVED, BRAND SERVICES, INC., a Delaware corporation ("BORROWER"), promises to pay to ________________(2) ("PAYEE") or its registered assigns, the lesser of (x) _______________________(3) ($____________________(1)) and (y) the unpaid principal amount of all advances made by Payee to Borrower as Synthetic Letter of Credit Loans under the Credit Agreement referred to below. The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.



                  Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of October 16, 2002, by and among Borrower, the financial institutions listed therein as Lenders, JPMorgan Chase Bank, as syndication agent for Lenders, Credit Suisse First Boston, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT") and, together with J.P. Morgan Securities Inc., joint lead arranger and book manager, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).



                  This Note is one of Borrower's "Synthetic Letter of Credit Notes" in the aggregate principal amount of $15,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Synthetic Letter of Credit Loans evidenced hereby were made and are to be repaid.



                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in the Credit Agreement, Borrower and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously



---------------------



(1) Insert amount of Lender's Synthetic Letter of Credit Commitment in numbers.



(2)      Insert Lender's name in capital letters.



(3) Insert amount of Lender's Synthetic Letter of Credit Commitment in words.



                                                 SYNTHETIC LETTER OF CREDIT NOTE
made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.



                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.



                  This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Borrower as provided in the Credit Agreement.



                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW.



                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.



                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.



                  This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.



                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.



                  Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.



                  [Remainder of page intentionally left blank.]



                                       -2-       SYNTHETIC LETTER OF CREDIT NOTE

                  IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.



                                       BRAND SERVICES, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       -3-       SYNTHETIC LETTER OF CREDIT NOTE

                                  TRANSACTIONS



                                       ON



                         SYNTHETIC LETTER OF CREDIT NOTE



                                                                                Outstanding
                     Type of           Amount of            Amount of            Principal
                    Loan Made          Loan Made         Principal Paid           Balance          Notation
Date                This Date          This Date            This Date            This Date         Made By
----                ---------          ---------         ---------------        -----------        -------



                                       -4-       SYNTHETIC LETTER OF CREDIT NOTE